EXHIBIT 99.1

WILLIS GROUP HOLDINGS
FACT BOOK

FOR THE QUARTER ENDED
JUNE 30, 2010

• Leading global insurance broker
 • Broad range of professional insurance, reinsurance, risk
 management, financial and human resource consulting and actuarial services
 • Global distribution capabilities to meet risk management needs of large multinational and middle market clients
 • More than 400 offices in 120 countries, with approximately 17,000 employees
• 2009 total revenues $3.3 billion
• Strong sales culture and relentless focus on cost control
• Market capitalization $5.3 billion (as of August 2, 2010)
Willis snapshot

• 2 percent reported growth in commissions and fees (C&F)
• 4 percent organic growth in C&F - strong new business generation and steady retention
 • (1) percent in North America,
 • 8 percent in International, and
 • 7 percent in Global (reinsurance and specialties)
• Steady adjusted operating margin
 • Organic revenue growth and cost discipline while investing for growth
• Shaping our Future (profitable growth initiatives) net benefits of approximately $13 million
• Adjusted EPS from continuing operations of $0.54 (includes $0.03 of favorable FX)
“Our second quarter
results reflect the
strength of our
geographic diversity and
relentless focus on
growing our business”
	2Q09	2Q10
Revenue	$784	$799
Organic C&F growth	1%	4%
Expenses	$619	$630
Operating margin	21.0%	21.2%
Adjusted operating margin	21.2%	21.4%
Adjusted EPS from continuing operations	$0.52	$0.54
($ in millions, except for adjusted EPS)
See important disclosures regarding Non-GAAP measures on page 25
Group financial summary - 2Q 2010

• 4 percent reported growth in commissions and fees (C&F)
• 4 percent organic growth in C&F
 • 0 percent in North America,
 • 6 percent in International, and
 • 7 percent in Global (reinsurance and specialties)
• 150 basis points increase in adjusted operating margin
 • Organic revenue growth and cost discipline while investing for growth
• Shaping our Future (profitable growth initiatives) net benefits of approximately $26 million
• Adjusted EPS from continuing operations of $1.80 (includes $0.09 of favorable FX)
Continued solid
performance;
positive organic
growth and cost
discipline
	2Q09 YTD	2Q10 YTD
Revenue	$1,714	$1,771
Organic C&F growth	2%	4%
Expenses	$1,275	$1,301
Operating margin	25.6%	26.5%
Adjusted operating margin	25.8%	27.3%
Adjusted EPS from continuing operations	$1.68	$1.80
($ in millions, except for adjusted EPS)
See important disclosures regarding Non-GAAP measures on page 25
Group financial summary - 2Q YTD 2010

Average 2005 - 2009
Willis 4%
Peers 0%
Note: Peer averages are based on Willis estimates using public information from AJG, AON, BRO, MMC
See important disclosures regarding Non-GAAP measures on page 25
Organic growth in commissions and fees exceeds peers

% Organic growth in commissions and fees
See important disclosures regarding Non-GAAP measures on page 25
6% average net new
underlying business
2005 - 2009
Growth driven by strong new business production

Average 2005 - 2009
Willis 22%
Peers 20%
See important disclosures regarding Non-GAAP measures on page 25
Note: Peer averages are based on Willis estimates using public information from AJG, AON, BRO, MMC
Adjusted operating margin exceeds peers

NORTH AMERICA
INTERNATIONAL
• Organic C&F growth of (1) percent, up from
 (8) percent in year ago quarter
• New business generation in the teens,
 improved retention with continued soft
 market and economic headwinds
• Strong results from specialty businesses;
 2 percent growth from Employee Benefits
• Operating margin of 20.5 percent
• Organic C&F growth of 8 percent; double
 digit new business generation
• Double digit growth in Latin America, Asia
 and Eastern Europe
• UK modestly positive after several negative
 quarters
• Operating margin of 23.5 percent
GLOBAL
• Strong organic C&F growth of 7 percent,
 double digit new business generation
• Willis Capital Markets & Advisory largest
 contributor to growth; primarily transaction
 based revenues
• Reinsurance growth modest; strong new
 business while market remains soft
• Global Specialties growth led by Financial
 and Executive Risk and Energy
• Operating margin of 31.8 percent
2009
COMMISSIONS AND FEES
See important disclosures regarding Non-GAAP measures on page 25
Segment highlights - 2Q 2010

Segment overview
2009 commissions and fees
2009 = $1,368 million
Willis North America overview
▪ Extensive retail platform with leading
 positions in major markets
▪ Client centric approach
▪ Able to leverage industry and specialty
 practice group expertise across network
▪ Major practice groups include:
 ▪ Construction (approximately 10
 percent of 2009 North America C&F)
 ▪ Financial and Executive Risk
 ▪ CAPPPS (Captives/Programs)

Segment overview
2009 commissions and fees
2009 = $1,020 million
Willis International overview
▪ Represents all of the Group’s retail
 operations excluding US & Canada
▪ Network of subsidiaries, affiliates and
 correspondents in more than 100 countries;
 leading positions in UK, France,
 Scandinavia, China and Russia
▪ Offices designed to grow business locally
 around the world, making use of the skills,
 industry knowledge and expertise available
 elsewhere in the Group
▪ International operations produce significant
 flows of revenue for retail network and
 Global Specialties
▪ International Employee Benefits generated
 approximately 10 percent of 2009
 International C&F

Segment overview
2009 commissions and fees
2009 = $822 million
Willis Global overview
Reinsurance
Willis Re
▪ One of only three global reinsurance
 brokers
▪ Significant market share in major
 markets, particularly marine and aviation
▪ Cutting edge analytical and advisory
 services, including Willis Research
 Network
▪ Complete range of transactional
 capabilities including, in conjunction with
 Willis Capital Markets & Advisory, risk
 transfer via the capital markets

Segment overview
2009 commissions and fees
2009 = $822 million
Willis Global overview (continued)
Global Specialties
▪ Aerospace/Inspace - Market leader in
 airlines and helicopters
▪ FINEX - market leader in political risks and
 UK financial institutions
▪ Marine - growing global presence
▪ Energy - significant growth opportunity
▪ Construction - dominates global contractor
 sector
Faber & Dumas
our wholesale brokerage division including:
 • Niche - significant market share in Fine
 Art, Jewelry and Specie, Bloodstock and
 Kidnap & Ransom
 • Glencairn Limited provides access to
 London & Bermuda markets
Willis Capital Markets & Advisory
▪ Advise on M&A and capital markets products

(1) Adjusted cash flow is defined as cash flow from operating and investing activities excluding acquisitions and disposals, and other items listed below:
 • Additional pension contributions of $19 million, $107 million, $153 million, $211 million and $50 million, for LTM 2Q10, 2008, 2007, 2006, and 2005, respectively.
 • Cash flow in LTM 2Q10, 2009, 2008 and 2007 excludes $30 million, $30 million, $41 million and $106 million, respectively, related to one-time spending on new US and UK head offices.
 • 2006 cash flow excludes $202 million received from the sale of our London headquarters and $76 million invested in the Shaping our Future initiatives.
 • 2005 cash flow also excludes $155 million impact of new Financial Services Authority regulations which came into force in the UK in 2005 and regulatory settlement payment of $51 million.
 • LTM 2Q10 cash flow excludes $12 million impact of Venezuela currency devaluation.
Adjusted cash flow (1)
($ millions)
Strong cash flow
See important disclosures regarding Non-GAAP measures on page 25
▪ Cash and cash equivalents of
 $191 million at December 31, 2009
▪ Dividends
 - $174 million paid in 2009
▪ 2010 debt repayments
 - $112 million on term loan
 - $83 million 2010 bond maturities
▪ Ordinary stock buyback program
 - $1 billion buyback approval;
 $925 million outstanding

▪ Total debt approximately $2.3 billion
▪ Ratings
 ▪ Moody’s Baa3 (stable outlook)
 ▪ Standard & Poor’s BBB- (stable outlook)
▪ Significantly improved debt maturity profile
($ in millions)
Debt and maturity profile
2010 mandatory debt repayments of $112 million on term loan; $83 million 2010 bond maturities

2010 Focus

• The Willis Cause
• Continue to drive industry leading revenue growth
• Continue to execute Shaping our Future
• Funding for Growth - incremental savings to fund growth initiatives
Main priorities
See important disclosures regarding forward-looking statements on page 24

• We thoroughly understand our clients’ needs and their industries
• We develop client solutions with the best markets, price and terms
• We relentlessly deliver quality client service
• We get claims paid quickly
The Willis Cause
… WITH INTEGRITY
See important disclosures regarding forward-looking statements on page 24

CLIENT
UNDERSTANDING
SERVICE QUALITY
CLAIMS
PAID
• Segments
• Specialization
• Analytics
• Client profitability
• Sales operations
• Client advocacy
• Placement proposition
• Programs & facilities
• Placement organization
• WillPlace
• Willis Quality Index
• Willis Capital Markets
• Operational excellence
• TOM / EPIC
• SoF Retail
• SoF London
• Service centers
• Metrics
• Contract certainty
• Carrier relationships
• Claims advocacy
• Claim metrics
… WITH INTEGRITY
BEST
SOLUTION
See important disclosures regarding forward-looking statements on page 24
Delivering the Willis Cause

• Further develop aggressive sales culture
• Further enhance Client Advocacy
• Continue to make strategic hires
 • Reinsurance
 • International
 • Specialty lines (Energy, Marine, Aerospace)
• Build on already strong client retention
• Monitor specific growth metrics for all regions, countries and lines
• Improve tracking of the sales pipeline
Driving growth
Despite industry leading growth, we believe there is an
opportunity to further drive top line growth
See important disclosures regarding forward-looking statements on page 24

Cumulative SOF gross and net benefits
($ millions)
See important disclosures regarding forward-looking statements on page 24
Shaping our Future continues to deliver
2010 priorities:
▪ Greater emphasis on retention,
 cross-selling and pipeline initiatives
▪ Further development of global
 marketing capabilities
▪ Further develop retail platform
 initiatives
▪ Technology infrastructure
 programs, process changes and
 use of support and service centers
 continue to drive efficiencies and
 increase service performance

▪ Generate incremental savings in 2010 to invest in new producers and growth initiatives
▪ Drive incremental growth and create a real sales culture through best practice in growth drivers
▪ Out-recruiting competitors with producer pipelines
▪ Developing new products or packages
▪ Developing new clients with existing products
▪ Systematic and scientific cross-sell campaigns
▪ Drive new business growth and higher retention levels
▪ Closely manage savings and only invest when savings achieved
STRATEGY
EXECUTION
RESULTS
See important disclosures regarding forward-looking statements on page 24
Funding for Growth 2010

See important disclosures regarding forward-looking statements and important disclosures regarding Non-GAAP measures on page 24
Wrap up - 2Q10
Willis 2Q10 performance
 • 4 percent organic C&F growth
 • Strong new business generation and steady client retention
 • Steady adjusted operating margin supported by organic revenue growth and cost discipline while investing for growth
 • Delivered Shaping our Future net benefits of approximately $13 million
 • Adjusted EPS from continuing operations of $0.54 (includes $0.03 of favorable FX)
Willis 2010
 • The Willis Cause
 • Solid underlying business fundamentals in place
 • Economic environment continues to present challenges
 • Continue to drive industry leading revenue growth
 • Focus on Funding for Growth - incremental savings to be invested in growth initiatives

Appendix

This presentation contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities
Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations.
All statements, other than statements of historical facts, included in this document that address activities, events or developments that we expect or anticipate may occur in the future, including such things as our outlook, future capital expenditures, growth in commissions and fees, business strategies, competitive strengths, goals, the benefits of new initiatives, growth of our business and operations, plans, and references to future successes are forward-looking statements. Also, when we use the words such as ‘anticipate’, ‘believe’, ‘estimate’, ‘expect’, ‘intend’, ‘plan’, ‘probably’, or similar expressions, we are making forward-looking statements.
There are important uncertainties, events and factors that could cause our actual results or performance to differ materially from those in the forward-looking statements contained in this document, including the following: the impact of any regional, national or global political, economic, business, competitive, market, environmental and regulatory conditions on our global business operations; the impact of current financial market conditions on our results of operations and financial condition, including as a result of any insolvencies or other difficulties experienced by our clients, insurance companies or financial institutions; our ability to continue to manage our significant indebtedness; our ability to compete effectively in our industry; our ability to implement or realize anticipated benefits of the Shaping Our Future, Right Sizing
Willis, Funding for Growth initiatives or any other new initiatives; material changes in commercial property and casualty markets generally or the availability of insurance products or changes in premiums resulting from a catastrophic event, such as a hurricane, or otherwise; the volatility or declines in other insurance markets and the premiums on which our commissions are based, but which we do not control; our ability to retain key employees and clients and attract new business; the timing or ability to carry out share repurchases or take other steps to manage our capital and the limitations in our long-term debt agreements that may restrict our ability to take these actions; any fluctuations in exchange and interest rates that could affect expenses and revenue; rating agency actions that could inhibit ability to borrow funds or the pricing thereof; a significant decline in the value of investments that fund our pension plans or changes in our pension plan funding obligations; our ability to achieve the expected strategic benefits of transactions; changes in the tax or accounting treatment of our operations; any potential impact from the new US healthcare reform legislation; the potential costs and difficulties in complying with a wide variety of foreign laws and regulations and any related changes, given the global scope of our operations; our involvements in and the results of any regulatory investigations, legal proceedings and other contingencies; underwriting, advisory and reputational risks we assume in connection with our non-core operations; our exposure to potential liabilities arising from errors and omissions and other potential claims against us; and
the interruption or loss of our information processing systems or failure to maintain secure information systems.
The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results. For additional information see also Part I, Item 1A “Risk Factors” included in Willis’ Form 10-K for the year ended December 31, 2009, and our subsequent filings with the Securities and Exchange Commission. Copies are available online at http://www.sec.gov or on request from the Company.
Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included in this presentation, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved. Our forward-
looking statements speak only as of the date made and we will not update these forward-looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation may not occur, and we caution you against unduly relying on these forward-looking statements.
Important disclosures regarding forward-looking statements

This presentation contains references to "non-GAAP financial measures" as defined in Regulation G of SEC rules. We present these measures because we believe they are of interest to the investment community and they provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that may not be otherwise apparent on a generally accepted accounting principles (GAAP) basis. These financial measures should be viewed in addition to, not in lieu of, the Company’s condensed consolidated income statements and balance sheet as of the relevant date.  Consistent with Regulation G, a description of such information is provided below and a reconciliation of certain of such items to GAAP information can be found in our periodic filings with the SEC.  Our method of calculating these non-GAAP financial measures may differ from other companies and therefore comparability may be limited.
Adjusted earnings per share from continuing operations (Adjusted EPS from continuing operations) is defined as adjusted net income from continuing operations per diluted share.
Adjusted net income from continuing operations is defined as net income from continuing operations, excluding certain items as set out on pages 28 and 29.
Adjusted operating income is defined as operating income, excluding certain items as set out on pages 26 and 27.
Adjusted operating margin is defined as the percentage of adjusted operating income to total revenues.
Adjusted cash flow is defined as cash flow from operating and investing activities excluding acquisitions and disposals and certain items as set out on page 13.
Organic commissions & fees growth excludes: (i) the impact of foreign currency translation; (ii) the first twelve months of net commission and fee revenues generated from acquisitions; (iii) the net commission and fee revenues related to operations disposed of in each period presented; (iv) in North America, legacy contingent commissions assumed as part of the HRH acquisition and that had not been converted into higher standard commission; and (v) investment income and other income from reported revenues, as set out on pages 30 and 31.
Reconciliations to GAAP measures are provided for selected non-GAAP measures.
Important disclosures regarding Non-GAAP measures

Important disclosures regarding Non-GAAP measures (continued)
See related footnotes on page 32

Operating Income to Adjusted Operating Income

Important disclosures regarding Non-GAAP measures (continued)
See related footnotes on page 32

Operating Income to Adjusted Operating Income

Important disclosures regarding Non-GAAP measures (continued)
See related footnotes on page 32
Net Income from Continuing Operations to Adjusted Net Income from Continuing Operations

Important disclosures regarding Non-GAAP measures (continued)
See related footnotes on page 32
Net Income from Continuing Operations to Adjusted Net Income from Continuing Operations

Important disclosures regarding Non-GAAP measures (continued)

Commissions and Fees Analysis*
Important disclosures regarding Non-GAAP measures (continued)

Important disclosures regarding Non-GAAP measures (continued)
Notes to the Operating Income to Adjusted Operating Income reconciliation and Net Income from Continuing
 Operations to Adjusted Net Income from Continuing Operations reconciliation
(a) With effect from January 1, 2010, the Venezuelan economy was designated as hyper-inflationary. The Venezuelan government also devalued the Bolivar
 Fuerte in January 2010. As a result of these actions, the Company recorded a one-time charge in other expenses to reflect the re-measurement of its net assets denominated in Venezuelan Bolivar Fuerte.
(b) Severance costs excluded from adjusted operating income and adjusted net income in 2008 relate to approximately 350 positions through the year ended
 December 31, 2008 that were eliminated as part of the 2008 expense review. Severance costs also arise in the normal course of business and these charges
 (pre-tax) amounted to $3 million and $2 million for the second quarter of 2010 and 2009, respectively, $11 million and $18 million for the first six months of
 2010 and 2009, respectively, and $24 million and $2 million for the years ended December 31, 2009 and 2008, respectively.
(c) Other 2008 expense review salaries and benefits costs relate primarily to contract buyouts.
(d) Comprises $51 million to establish the reimbursement funds agreed with the New York and Minnesota Attorneys General and New York Department of
 Insurance in April 2005 and $9 million of related legal and administrative expenses
(e) In addition to severance costs and a net loss on disposal of operations, the Company incurred significant additional expenditure in 2006 to launch its strategic initiatives, including professional fees, lease termination costs and vacant space provisions.
(f) The gain on disposal of London headquarters is shown net of leaseback costs.
(g) 2009 HRH integration costs include $nil million severance costs ($2 million in 2008).
(h) Other operating expenses primarily relate to property and systems rationalization.
(i) The charge for the accelerated amortization for intangibles relates to the HRH brand name. Following the successful integration of HRH into our North
 American operations, we announced on October 1, 2009 that our North America retail operations would change their name from Willis HRH to Willis North
 America. Consequently, the intangible asset recognized on the acquisition of HRH relating to the HRH brand has been fully amortized.
(j) These are legal and professional fees incurred as part of the Company’s redomicile of its parent Company from Bermuda to Ireland.
(k) On September 29, 2009 we repurchased $160 million of our 5.125 percent Senior Notes due July 2010 at a premium of $27.50 per $1,000 face value, resulting in a total pre-tax premium on redemption, including fees, of pre-tax $5 million.

WILLIS GROUP HOLDINGS
FACT BOOK

FOR THE QUARTER ENDED
JUNE 30, 2010